                                                                    EXHIBIT 99.1

                               NOBLE CORPORATION
                                AND SUBSIDIARIES
                              FLEET STATUS UPDATE
                                  MAY 22, 2003

                                                                 YEAR
                                                                BUILT/       WATER
RIG                         RIG DESIGN                         REBUILT       DEPTH           LOCATION              OPERATOR
---                         ----------                         -------       -----           --------              --------

U.S. GULF OF MEXICO (15)
------------------------

JACKUPS (4)
-----------

# Noble Eddie Paul          MLT Class 84-E.R.C. (T)           1976/1995     390'-IC     South Timbalier 295         Apache

# Noble Bill Jennings       MLT Class 84-E.R.C. (T)           1975/1997     390'-IC     Eugene Island 295           Nexen

# Noble Tom Jobe            MLT Class 82-SD-C (T) (Z)            1982       250'-IC     East Cameron 14         Mariner Energy

# Noble Carl Norberg        MLT Class 82-C (T)                1976/1996     250'-IC     South Timbalier 27        J.M. Huber

SEMISUBMERSIBLES (8)
--------------------

# Noble Paul Romano         Noble EVA 4000TM (T)              1981/1998     6,000'      Grand Isle 87              Stacked

Noble Jim Thompson          Noble EVA 4000TM (T)              1984/1999     6,000'      Mississippi Canyon 809      Shell

Noble Amos Runner           Noble EVA 4000TM (T)              1982/1999     6,600'      Green Canyon 680          Kerr-McGee

# Noble Max Smith           Noble EVA 4000TM (T)              1980/1999     6,000'      Green Canyon 380           Dominion

# Noble Homer Ferrington    F&G 9500 Enhanced Pacesetter (T)  1985/2000     6,000'      West Cameron 582           Stacked

Noble Clyde Boudreaux       F&G 9500 Enhanced Pacesetter      1987/1999     10,000'     MS - Signal shipyard       Shipyard

# Noble Lorris Bouzigard    IPF Pentagone (T)                 1975/2003    4,000' **    Garden Banks 200         Amerada Hess

# Noble Therald Martin      IPF Pentagone (T)                 1977/2003    4,000' **    MS - Signal shipyard       Shipyard


SUBMERSIBLES (3)
----------------

# Noble Joe Alford          Pace 85                           1982/1997      85'-C      Eugene Island 53          Forest Oil

# Noble Lester Pettus       Pace 85                           1982/1997      85'-C      East Cameron 63            Hunt Oil

Noble Fri Rodli             Transworld                        1979/1998      70'-C      West Cameron 29            Stacked

                            ANTICIPATED
                             CONTRACT     DAYRATE
RIG                         EXPIRATION     ($000)     COMMENTS
---                         ----------     ------     --------

U.S. GULF OF MEXICO (15)
------------------------

JACKUPS (4)
-----------

# Noble Eddie Paul            7/2003         *

# Noble Bill Jennings         6/2003       32-34      Rate effective 5/15/2003. Bid to Pemex for a 8/01/2003 start.

# Noble Tom Jobe              6/2003       23-25      Rig stacked from 5/04/2003 through 5/15/2003. On standby rate of $21-22 from
                                                      5/15/2003 through 5/21/2003. One well with Mariner @ $23-25. Then to Forest
                                                      Oil for 1 well at $25-27.

# Noble Carl Norberg          6/2003       22-24

SEMISUBMERSIBLES (8)
--------------------

# Noble Paul Romano                                   Rig released on 4/24/2003.

Noble Jim Thompson            7/2004      154-156

Noble Amos Runner             8/2004      146-148

# Noble Max Smith             1/2005      154-155     Rate effective through +/- 6/15/2003.

# Noble Homer Ferrington      3/2005       44-46      Rig stacked since 2/15/2003. Receiving a stack rate effective 4/25/2003 through 5/24/2003.

Noble Clyde Boudreaux                                 Lay-up plan for suspension of project has been initiated. The hull is ready to install drilling equipment upon improvement in market conditions and commitment from an operator.

# Noble Lorris Bouzigard      5/2003       49-51      Rate effective 5/01/2003.

# Noble Therald Martin                                Rig undergoing upgrade/refurbishment to living quarters and drilling equipment. Rig scheduled to be available for service in June 2003.


SUBMERSIBLES (3)
----------------

# Noble Joe Alford            6/2003       19-20

# Noble Lester Pettus         7/2003       20-21      Rate effective 5/08/2003.

Noble Fri Rodli                                       The rig is being actively marketed.

                               NOBLE CORPORATION
                                AND SUBSIDIARIES
                              FLEET STATUS UPDATE
                                  MAY 22, 2003

                                                                 YEAR
                                                                BUILT/       WATER
RIG                         RIG DESIGN                         REBUILT       DEPTH           LOCATION              OPERATOR
---                         ----------                         -------       -----           --------              --------
INTERNATIONAL (40)
------------------

MEXICO JACKUPS (7)
------------------

Noble Lewis Dugger          Levingston Class 111-C (T)        1977/1997     300'-IC     Bay of Campeche             Pemex

Noble Gene Rosser           Levingston Class 111-C (T)        1977/1996     300'-IC     Bay of Campeche             Pemex

Noble Sam Noble             Levingston Class 111-C (T)           1982       300'-IC     Bay of Campeche             Pemex

Noble John Sandifer         Levingston Class 111-C (T)        1975/1995     300'-IC     Bay of Campeche             Pemex

Noble Johnnie Hoffman       BakMar BMC 300 IC (T) (Z)         1976/1993     300'-IC     Bay of Campeche             Pemex

Noble Leonard Jones         MLT Class 53-E.R.C. (T)           1972/1998     390'-IC     Bay of Campeche             Pemex

Noble Earl Frederickson     MLT Class 82-SD-C (T) (Z)         1979/1999     250'-IC     Bay of Campeche             Pemex

BRAZIL JACKUP (1)
-----------------

Noble Dick Favor            BakMar BMC 150 IC (T)             1982/1993     150'-IC     Brazil                     Stacked

BRAZIL SEMISUBMERSIBLE (1)
--------------------------

Noble Paul Wolff            Noble EVA 4000TM (T)              1981/1998    8,900'-DP    Brazil                    Petrobras

BRAZIL DRILLSHIPS (3)
---------------------

Noble Leo Segerius          Gusto Engineering Pelican (T)     1981/1996    5,000'-DP    Brazil                    Petrobras

Noble Muravlenko            Gusto Engineering Ice Class (T)   1982/1997    4,000'-DP    Brazil                    Petrobras

Noble Roger Eason           Neddrill (T)                      1977/1997    6,000'-DP    Brazil                    Petrobras


NORTH SEA JACKUPS (8)
---------------------

# Noble Al White            CFEM T-2005 C (T)                 1982/1997     360'-IC     Netherlands              Wintershall

Noble Byron Welliver        CFEM T-2005 C (T)                    1982       300'-IC     Denmark                     Maersk

# Noble Kolskaya            Gusto Engineering (T)             1985/1997     330'-IC     Netherlands              Wintershall

# Noble George Sauvageau    NAM (T)                              1981       250'-IC     Netherlands                  NAM

# Noble Ronald Hoope        MSC/CJ46 (T)                         1982       250'-IC     Netherlands                 Total

# Noble Piet van Ede        MSC/CJ46 (T)                         1982       250'-IC     Netherlands              Gaz de Franz

# Noble Lynda Bossler       MSC/CJ46 (T) (Z)                     1982       250'-IC     Netherlands                   BP

# Noble Julie Robertson     Baker Marine Europe Class (T)     1981/2000   390'-IC***    United Kingdom                BG

NORTH SEA
SEMISUBMERSIBLE (1)
-------------------

# Noble Ton van Langeveld   Offshore SCP III Mark 2 (T)       1979/2000     1,500'      United Kingdom            Kerr-McGee

                            ANTICIPATED
                             CONTRACT     DAYRATE
RIG                         EXPIRATION     ($000)     COMMENTS
---                         ----------     ------     --------
INTERNATIONAL (40)
------------------

MEXICO JACKUPS (7)
------------------

Noble Lewis Dugger            7/2004       56-58

Noble Gene Rosser             4/2005       48-50

Noble Sam Noble               10/2005      49-51

Noble John Sandifer           7/2005       49-51

Noble Johnnie Hoffman         7/2005       49-51

Noble Leonard Jones           5/2005       48-50

Noble Earl Frederickson       8/2006       39-40

BRAZIL JACKUP (1)
-----------------

Noble Dick Favor

BRAZIL SEMISUBMERSIBLE (1)
--------------------------

Noble Paul Wolff              5/2005      138-140

BRAZIL DRILLSHIPS (3)
---------------------

Noble Leo Segerius            5/2005      109-111

Noble Muravlenko              9/2003       58-60

Noble Roger Eason             12/2003      74-76


NORTH SEA JACKUPS (8)
---------------------

# Noble Al White              8/2003       44-46      Commenced accommodation job on 5/05/2003 @ $44-46 for +/- 20 days. Then a +/-
                                                      100-day drilling job @ $57-59.

Noble Byron Welliver          8/2003       62-63

# Noble Kolskaya              9/2003       67-69      Next well on +/- 8/01/2003 for +/- 60 days @ $59-60, plus 2 option wells @
                                                      $60-61.

# Noble George Sauvageau      4/2004       61-63      Next well on +/- 7/15/2003 @ $66-68 through 11/01/2003, thereafter market indexed rate through 4/2004. Rig will be down +/- 24 days in June to upgrade the rig's derrick.

# Noble Ronald Hoope          5/2003       57-59      Next to Venture Production (U.K.) on +/- 6/01/2003 for 2 firm wells @ $68-70, plus 3 option wells.

# Noble Piet van Ede          11/2003      67-69      Current well for +/- 45 days from 5/05/2003, then 2 firm wells @ $65-67.

# Noble Lynda Bossler         7/2003       67-69      Plus 2 option wells.

# Noble Julie Robertson       7/2003       64-66

NORTH SEA
SEMISUBMERSIBLE (1)
-------------------
# Noble Ton van Langeveld     7/2003       42-43      Current rate effective through +/- 6/08/2003. Option well exercised at rate of
                                                      $47-49 following current well (firm to 7/2003), plus 3 option wells at mutually agreed rates.

                               NOBLE CORPORATION
                                AND SUBSIDIARIES
                              FLEET STATUS UPDATE
                                  MAY 22, 2003

                                                                 YEAR
                                                                BUILT/       WATER
RIG                         RIG DESIGN                         REBUILT       DEPTH           LOCATION              OPERATOR
---                         ----------                         -------       -----           --------              --------
WEST AFRICA JACKUPS (6)
-----------------------
Noble Tommy Craighead       F&G L-780 MOD II-IC (T)           1982/1990     300'-IC     Nigeria                     Addax

# Noble Percy Johns         F&G L-780 MOD II-IC (T)           1981/1995     300'-IC     Nigeria                    Stacked

# Noble Roy Butler          F&G L-780 MOD II-IC (T)           1982/1996   300'-IC****   Nigeria                 ChevronTexaco

Noble Ed Noble              MLT Class 82-SD-C (T)             1984/1990     250'-IC     Nigeria                    Stacked

# Noble Lloyd Noble         MLT Class 82-SD-C (T)             1983/1990     250'-IC     Nigeria                 ChevronTexaco

Noble Don Walker            BakMar BMC 150 IC (T)             1982/1992     150'-IC     Nigeria                    Stacked

ARABIAN GULF JACKUPS (9)
------------------------
Noble Kenneth Delaney       F&G L-780 MOD II-IC (T)           1983/1998     300'-IC     UAE (Abu Dhabi)              NDC

Noble George McLeod         F&G L-780 MOD II-IC (T)           1981/1995     300'-IC     UAE (Abu Dhabi)              NDC

# Noble Jimmy Puckett       F&G L-780 MOD II-IC (T)           1982/2002     300'-IC     UAE (Sharjah)              Ras Gas

Noble Crosco Panon          Levingston Class 111-C (T)        1976/2001     300'-IC     Qatar                       Total

Noble Gus Androes           Levingston Class 111-C (T)        1982/1996     300'-IC     Qatar                       Maersk

# Noble Chuck Syring        MLT Class 82-C (T)                1976/1996     250'-IC     Qatar                       Maersk

# Noble Charles Copeland    MLT Class 82-SD-C (T)             1979/2001     250'-IC     Bahrain                    Shipyard

Noble Roy Rhodes (formerly
Noble Trident III)          MLT 116-C (T)                        1979     300'-IC****   UAE (Dubai)                  DPC

# Noble Dhabi II            Baker Marine-150 (T)                 1982       150'-IC     UAE (Abu Dhabi)              ADOC

INDIA JACKUP (1)
----------------
Noble Ed Holt               Levingston Class 111-C (T)        1981/1994     300'-IC     India                        ONGC

FAR EAST
SEMISUBMERSIBLES (3)
--------------------
Noble Dave Beard            F&G 9500 Enhanced Pacesetter         1986       10,000'     Dalian, China              Shipyard

Bingo 9000 - Rig 3          Trosvik Bingo 9000                   1999    10,000' *****  Dalian, China              Shipyard

Bingo 9000 - Rig 4          Trosvik Bingo 9000                   1999    10,000' *****  Dalian, China              Shipyard

                            ANTICIPATED
                             CONTRACT     DAYRATE
RIG                         EXPIRATION     ($000)     COMMENTS
---                         ----------     ------     --------
WEST AFRICA JACKUPS (6)
-----------------------
Noble Tommy Craighead         7/2003       54-56

# Noble Percy Johns                                   Rig released on 5/03/2003.

# Noble Roy Butler            4/2004       51-52      Rig went off Force Majeure and on full rate effective 4/18/2003.

Noble Ed Noble

# Noble Lloyd Noble           8/2003       44-46      Rig went off Force Majeure and on full rate effective 4/21/2003. Contract extended 3 months at same rate to 8/2003.

Noble Don Walker

ARABIAN GULF JACKUPS (9)
------------------------
Noble Kenneth Delaney         5/2004       53-54

Noble George McLeod           6/2004       53-54

# Noble Jimmy Puckett         9/2004       17-19      Received Letter of Award from Ras Gas in Qatar for 7-well contract (450 days)
                                                      @ $51-53 beginning 7/01/2003. Rig on standby rate of $17-19 from 4/26/2003 to
                                                      7/15/2003. Standby rate goes to $39-41 on 7/15/2003, then to $51-53 on
                                                      8/01/2003 if project not started yet.

Noble Crosco Panon            10/2004      44-46

Noble Gus Androes             12/2003      49-51

# Noble Chuck Syring          6/2003       49-51      Rig scheduled to be released +/- 6/15/2003. Bid to Qatar Petroleum.

# Noble Charles Copeland                              Rig released 5/18/2003. Currently undergoing spudcan inspection. Next to
                                                      Anadarko on +/- 6/15/2003 for +/- 140 days at rates ranging from $49-53, depending on type of well.

Noble Roy Rhodes (formerly
Noble Trident III)            1/2004       42-43

# Noble Dhabi II              7/2004       31-32      On reduced rate of $26-27 for 13 days during May for crane changeout.

INDIA JACKUP (1)
----------------
Noble Ed Holt                 4/2006       48-49

FAR EAST
SEMISUBMERSIBLES (3)
--------------------
Noble Dave Beard                                      Completing engineering.

Bingo 9000 - Rig 3                                    Baredeck hull.

Bingo 9000 - Rig 4                                    Baredeck hull.

----------

(#)  Denotes change from previous report.

(T)  Denotes Top Drive.

(Z)  Denotes Zero Discharge.

(*) Terms of contract confidential per agreement with operator.

(**) Rig to be upgraded to 4,000' utilizing aluminum alloy riser. Estimated timing of aluminum riser deployment: Noble Therald Martin - 2Q 2003; Noble Lorris Bouzigard - +/- 3Q 2003.

(***) Leg extensions fabricated to enable the rig to operate in up to 390' of water in a non-harsh environment.

(****) The rig is currently equipped to operate in 250' of water. Leg extensions fabricated to enable the Noble Roy Butler to operate in up to 300' of water.

(*****) Baredeck hull constructed as capable to operate in 10,000' of water.



                                     Page 3